ALLIANCE
            -------------------------------------------------------
                                VARIABLE PRODUCTS
            -------------------------------------------------------
                                   SERIES FUND
            -------------------------------------------------------
                             TOTAL RETURN PORTFOLIO
            -------------------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

TOTAL RETURN PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Alliance Total Return Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks to achieve a high return through a combination of current income and capital appreciation. The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics) and common stocks.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                          2.27%
5 Years                                        11.67%
Since Inception (12/92)                        11.24%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For the year ended December 31, 2001, the Portfolio had a total return of 2.27%, compared to its benchmark, a 60%/40% blend of the S&P 500 Stock Index and the Lehman Brothers Government/Credit Bond Index, which returned -3.73%. Additionally, the Portfolio outperformed the S&P 500 Stock Index, which returned -11.88% for the same 12-month period. Against the backdrop of another difficult year for the broad equity market, the Portfolio's allocation to bonds and the execution of our relative value equity investment process continued to serve shareholders well.

MARKET COMMENTARY

After a difficult year 2000, major U.S. equity performance barometers again moved lower in 2001. Despite aggressive easing by the Federal Reserve, investor expectations for economic recovery forced bond yields higher during the fourth quarter of 2001. Ironically, Fed Funds ended the year at a decade-low 1.75%. Ten-year Treasury yields rose 47 basis points to 5.04%, resulting in a yield curve steepening. With the collapse of Enron and the decoupling of Argentina, short-term volatility spiked during the quarter.

However, robust capital market returns during the months of October and November have inspired investor hope that formidable pro-growth monetary and fiscal policy initiatives will achieve their desired effect to stabilize and stimulate U.S. economic activity. Indeed, we expect the character of news flow to improve as economic conditions respond to policy initiatives and become less severe. However, given year-end positive market momentum, our valuation work is suggesting that the stock prices of companies expected to benefit from economic recovery might be already fairly valued. With our valuation framework arguing for a more conservative stance, we have dutifully responded. As always, as the opportunity set reshapes itself in the equity market, we are prepared to adjust the Portfolio accordingly.

During 2001, the Portfolio benefited handsomely from distressed and out of favor technology stock investments made earlier in the year, and again in the wake of September 11. Solid performance from stable company investments also added to shareholder gains. Lower interest rates underpinned solid performance from our investments in financial services stocks. Given the extremely hostile backdrop of the overall market, there were many investments that hurt Portfolio performance. Generally, economically and energy sensitive investments were significant detractors to Portfolio performance in 2001. The Portfolio maintained a relatively large exposure to energy stocks throughout the year, approximating between 12% and 15% of the Portfolio on average. Our value work suggests that many stocks in the sector are quite attractive on a longer-term basis. Our investments in economically sensitive stocks also cost the Portfolio performance this year with notably disappointing results coming from our airline, chemical, and modest gaming exposures. Fortunately, the good outweighed the bad and overall Portfolio performance was quite good versus its peer group and benchmark.

MARKET OUTLOOK

We anticipate a first quarter 2002 rebound in the U.S. economy, reflecting inventory replenishment following near-record fourth quarter 2001 inventory reductions. Accommodative fiscal and monetary policies will likely make a difference in 2002. Overall, the housing sector has remained strong. Low interest rates have made

TOTAL RETURN PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

financing more affordable, and strong demographic trends support solid demand for housing units. While unemployment will continue to rise, it should moderate by mid-year.

We are positioning the Portfolio to benefit from the expected improvement in U.S. economic growth. Corporate securities stand to gain the most from a pick-up in economic activity and a renewal of investor confidence. The market is still pricing corporates cheaply, relative to Treasuries, with the average corporate bond only yielding 165 basis points more than Treasuries (as of December 31, 2001)--a high spread level by historical measures, despite significant narrowing in recent weeks. Accordingly, we are modestly increasing our corporate investments at the expense of Treasuries and agencies.

Most of the elements that supported strong corporate returns in 2001 are still in place as we enter 2002, namely low nominal rates, a steep yield curve and substantial market liquidity. In 2001, these factors allowed investment-grade companies to issue, at record volume, more than $600 billion in the face of economic softness and weakening earnings. In 2002, new issue supply should moderate as corporations rein in capital expenditures and modest economic recovery ensues. A drop-off in corporate supply--particularly as Treasury supply rises--would allow spreads to narrow even further. We expect to increase our holdings of cyclicals as signs of economic recovery become more visible.

We are favoring telecommunications and bank stocks, both investment-grade corporate sectors, as we enter 2002. The telecommunications sector offers attractive spreads and good value, given the relatively high quality and stable business profiles of most telecommunications credits. Debt reduction is a priority for investment-grade telecommunications stocks, and with capital spending expected to be down between 15% and 20% from 2001, credit profiles across the industry should stabilize or improve. For banks, low short-term borrowing rates and high longer-term lending rates--the result of Fed easing and a steep yield curve--continue to support revenues. Within the bank sector, we favor the tier-one capital securities of European banks with superior asset quality and strong profitability.

We appreciate your investment in Alliance Total Return Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Paul Rissman

Paul Rissman
Vice President and Portfolio Manager


/s/ Frank Caruso

Frank Caruso
Vice President and Portfolio Manager


/s/ Andrew Aran

Andrew Aran
Vice President and Portfolio Manager

TOTAL RETURN PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

60% S&P 500/40% LB Gov't/Credit Bond Index: $26,311
Total Return Portfolio: $26,116

(The following table was depicted as a mountain chart in the printed material.)

                                                               Composite
                      Total Return Portfolio            (60/40 S&P500 / LBG/CB)
-------------------------------------------------------------------------------
     12/31/92*              $10,000                              $10,000
     12/31/93               $10,970                              $11,045
     12/31/94               $10,557                              $10,976
     12/31/95               $13,055                              $14,311
     12/31/96               $15,036                              $16,571
     12/31/97               $18,210                              $20,857
     12/31/98               $21,304                              $25,718
     12/31/99               $22,695                              $29,662
     12/31/00               $25,536                              $28,258
     12/31/01               $26,116                              $26,311

*Since Inception: 12/28/92

      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The Standard and Poor's 500 Stock Index (S&P 500) includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

      The Lehman Brothers Government/Credit Bond Index (LB Gov't/Credit Bond) represents a combination of the two indices. The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 Year Government Index and the 20-Year Treasury Index.

      The Lehman Brothers Credit Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady bonds.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception date for the Portfolio is 12/28/92.

TOTAL RETURN PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                  U.S. $ VALUE      PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
U.S. Treasury Notes                      $  32,046,387             17.4%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.             6,984,918              3.8
--------------------------------------------------------------------------------
U.S. Treasury Bonds                          5,623,637              3.0
--------------------------------------------------------------------------------
Citigroup, Inc.                              5,101,671              2.8
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                     4,678,573              2.5
--------------------------------------------------------------------------------
Tyco International, Ltd.                     4,417,500              2.4
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                      4,089,375              2.2
--------------------------------------------------------------------------------
Bank One Corp.                               3,988,896              2.2
--------------------------------------------------------------------------------
Household International, Inc.                3,766,100              2.0
--------------------------------------------------------------------------------
AT&T Corp.                                   3,701,606              2.0
                                         -------------             ----
--------------------------------------------------------------------------------
                                         $  74,398,663             40.3%
--------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                             Shares       U.S. $ Value
-------------------------------------------------------------

COMMON STOCKS-57.4%
FINANCE-15.6%
BANKING - MONEY CENTERS-2.2%
J.P. Morgan Chase & Co. .......     112,500    $    4,089,375
                                               --------------
BANKS - REGIONAL-5.1%
Bank of America Corp. .........      51,650         3,251,367
Bank One Corp. ................      96,500         3,768,325
KeyCorp. ......................      70,000         1,703,800
National City Corp. ...........      22,500           657,900
                                               --------------
                                                    9,381,392
                                               --------------
INSURANCE-1.4%
ACE, Ltd. .....................      15,000           602,250
American International Group,
   Inc. .......................      25,500         2,024,700
                                               --------------
                                                    2,626,950
                                               --------------
MORTGAGE BANKING-1.6%
PMI Group, Inc. ...............      14,150           948,192
Washington Mutual, Inc. .......      62,000         2,027,400
                                               --------------
                                                    2,975,592
                                               --------------
MISCELLANEOUS-5.3%
Citigroup, Inc. ...............     100,000         5,048,000
Household International, Inc. .      65,000         3,766,100
MBNA Corp. ....................      26,750           941,600
                                               --------------
                                                    9,755,700
                                               --------------
                                                   28,829,009
                                               --------------
ENERGY-8.1%
DOMESTIC INTEGRATED-0.5%
Phillips Petroleum Co. ........      15,000           903,900
                                               --------------
DOMESTIC PRODUCERS-1.4%
Apache Corp. ..................      11,660           581,601
Devon Energy Corp. ............      12,500           483,125
Kerr-McGee Corp. ..............      28,000         1,534,400
                                               --------------
                                                    2,599,126
                                               --------------
INTERNATIONAL-2.0%
BP Plc (ADR)
   (United Kingdom)............      65,000         3,023,150
Exxon Mobil Corp. .............      16,250           638,625
                                               --------------
                                                    3,661,775
                                               --------------
OIL SERVICE-2.5%
Baker Hughes, Inc. ............      20,000           729,400
Noble Drilling Corp. (a).......      55,000         1,872,200
Transocean Sedco Forex, Inc. ..      58,750         1,986,925
                                               --------------
                                                    4,588,525
                                               --------------
MISCELLANEOUS-1.7%
Dynegy, Inc. ..................     125,000         3,187,500
                                               --------------
                                                   14,940,826
                                               --------------
CONSUMER STAPLES-7.5%
BEVERAGES-1.5%
Anheuser Busch Cos., Inc. .....      61,000         2,757,810
                                               --------------
COSMETICS-1.5%
Avon Products, Inc. ...........      60,000         2,790,000
                                               --------------
HOUSEHOLD PRODUCTS-0.9%
The Procter & Gamble Co. ......      20,000         1,582,600
                                               --------------
RETAIL-FOOD & DRUG-1.1%
Kroger Co. (a).................     100,080         2,088,670
                                               --------------
TOBACCO-2.5%
Philip Morris Cos., Inc. ......     100,000         4,585,000
                                               --------------
                                                   13,804,080
                                               --------------
HEALTH CARE-7.2%
DRUGS-3.4%
American Home Products Corp. ..      32,500         1,994,200
Merck & Co., Inc. .............      12,500           735,000
Pharmacia Corp. ...............      37,500         1,599,375
Schering-Plough Corp. .........      55,000         1,969,550
                                               --------------
                                                    6,298,125
                                               --------------
MEDICAL PRODUCTS-0.9%
Abbott Laboratories............      31,000         1,728,250
                                               --------------
MEDICAL SERVICES-2.9%
Cardinal Health, Inc. .........      20,000         1,293,200
HCA, Inc. .....................      35,000         1,348,900
IMS Health, Inc. ..............      35,000           682,850
Tenet Healthcare Corp. (a).....      34,000         1,996,480
                                               --------------
                                                    5,321,430
                                               --------------
                                                   13,347,805
                                               --------------
UTILITIES-6.8%
ELECTRIC & GAS UTILITIES-3.6%
AES Corp. (a)..................      21,250           347,437
Alliant Energy Corp. ..........      10,700           324,852
Ameren Corp. ..................      25,000         1,057,500
American Electric Power Co.,
   Inc. .......................      23,000         1,001,190
Constellation Energy Group.....      38,000         1,008,900
Duke Energy Corp. .............      27,500         1,079,650
FirstEnergy Corp. .............      26,500           926,970
FPL Group, Inc. ...............      15,000           846,000
                                               --------------
                                                    6,592,499
                                               --------------
TELEPHONE UTILITIES-3.2%
AT&T Corp. ....................     159,500         2,893,330
BellSouth Corp. ...............      20,000           763,000
SBC Communications, Inc. ......      50,000         1,958,500
WorldCom, Inc. ................      27,200           382,976
                                               --------------
                                                    5,997,806
                                               --------------
                                                   12,590,305
                                               --------------
TECHNOLOGY-3.1%
COMPUTER SERVICES-0.4%
Electronic Data Systems
   Corp. ......................      10,500           719,775
                                               --------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                   Shares or
                                   Principal
                                    Amount
Company                              (000)       U.S. $ Value
-------------------------------------------------------------

CONTRACT MANUFACTURING-1.8%
Flextronics International, Ltd.
   (Singapore) (a).............      58,500    $    1,403,415
Sanmina Corp. (a)..............      75,000         1,492,500
Solectron Corp. (a)............      49,000           552,720
                                               --------------
                                                    3,448,635
                                               --------------
SEMI-CONDUCTOR COMPONENTS-0.9%
Micron Technology, Inc. (a)....      52,390         1,624,090
                                               --------------
                                                    5,792,500
                                               --------------
MULTI-INDUSTRY COMPANIES-2.9%
Honeywell International, Inc. .      27,500           930,050
Tyco International, Ltd. ......      75,000         4,417,500
                                               --------------
                                                    5,347,550
                                               --------------
CAPITAL GOODS-2.1%
MISCELLANEOUS-2.1%
General Electric Co. ..........      50,000         2,004,000
United Technologies Corp. .....      28,500         1,841,955
                                               --------------
                                                    3,845,955
                                               --------------
CONSUMER SERVICES-1.9%
BROADCASTING & CABLE-1.6%
Comcast Corp. Cl.A (a).........      65,000         2,340,000
Liberty Media Corp. Cl.A, (a)..      40,000           560,000
                                               --------------
                                                    2,900,000
                                               --------------
CELLULAR COMMUNICATIONS-0.3%
AT&T Wireless Services,
   Inc. (a)....................      44,488           639,293
                                               --------------
                                                    3,539,293
                                               --------------
BASIC INDUSTRIES-1.1%
CHEMICALS-1.1%
E.I. du Pont de Nemours
   & Co. ......................      17,500           743,925
Eastman Chemical Co. ..........       7,750           302,405
Lyondell Chemical Co. .........      54,500           780,985
Solutia, Inc. .................      20,000           280,400
                                               --------------
                                                    2,107,715
                                               --------------
TRANSPORTATION-1.1%
RAILROAD-1.1%
Union Pacific Corp. ...........      34,000         1,938,000
                                               --------------
Total Common Stocks
   (cost $100,079,685).........                   106,083,038
                                               --------------
U.S. GOVERNMENT & AGENCY
   OBLIGATIONS-24.2%
Federal National Mortgage Assoc.
   5.50%, 3/15/11..............       2,500         2,455,850
   6.00%, 12/15/05.............       2,000         2,101,880
   6.625%, 10/15/07............       2,250         2,427,188
U.S. Treasury Bonds
   5.375%, 2/15/31.............         500           492,735
   6.25%, 8/15/23..............       1,400         1,481,158
   6.875%, 8/15/25.............       1,650         1,881,511
   8.125%, 8/15/19.............       1,365         1,723,531
   8.125%, 8/15/21.............          35            44,702
U.S. Treasury Notes
   3.50%, 11/15/06.............       1,500         1,445,625
   3.50%, 1/15/11..............       3,063         3,053,742
   4.625%, 5/15/06.............       7,125         7,221,829
   5.00%, 2/15/11..............       7,000         6,973,750
   5.00%, 8/15/11..............       2,125         2,118,348
   5.625%, 5/15/08.............         800           838,128
   5.75%, 8/15/03..............          50            52,367
   5.75%, 8/15/10..............       1,350         1,416,231
   6.25%, 2/15/07..............       4,600         4,965,838
   6.50%, 10/15/06.............         250           271,875
   6.875%, 5/15/06.............       2,750         3,025,000
   7.50%, 2/15/05..............         600           663,654
                                               --------------
Total U.S. Government &
   Agency Obligations
   (cost $44,192,782)..........                    44,654,942
                                               --------------
CORPORATE DEBT OBLIGATIONS-13.4%
AEROSPACE/DEFENSE-0.2%
Northrop Grumman Corp.
   7.125%, 2/15/11.............         225           233,550
Raytheon Co.
   8.20%, 3/01/06..............         150           162,732
                                               --------------
                                                      396,282
                                               --------------
AUTOMOTIVE-0.0%
Federal Mogul Corp.
   7.875%, 7/01/10 (b).........         200            28,000
                                               --------------
BANKING-2.1%
Abbey National Capital Trust I
   8.963%, 12/29/49............          66            74,793
Bank One Corp.
   7.875%, 8/01/10.............         200           220,571
Barclays Bank Plc
   8.55%, 9/29/49 (c)..........          50            55,830
Citicorp
   6.375%, 11/15/08............         500           508,482
Citigroup, Inc.
   7.25%, 10/01/10.............          50            53,671
Development Bank of Singapore
   7.125%, 5/15/11 (c).........         500           515,178
First Massachusetts Bank
   7.625%, 6/15/11.............         200           209,352
First Union Capital II
   7.95%, 11/15/29.............         150           154,395
First Union National Bank
   7.80%, 8/18/10..............         400           439,855
FMR Corp.
   7.57%, 6/15/29 (c)..........         140           151,237
HSBC Capital Funding LP
   10.176%, 6/30/30 (c)(d).....         560           708,031

                                          Alliance Variable Products Series Fund
================================================================================

                                   Principal
                                    Amount
Company                              (000)       U.S. $ Value
-------------------------------------------------------------
Sanwa Bank, Ltd.
   7.40%, 6/15/11..............      $  400    $      373,747
Unicredito Italiano Capital Trust
   9.20%, 10/05/10 (c).........         250           278,531
Zions Financial Corp.
   6.95%, 5/15/06 (c)..........         200           203,441
                                               --------------
                                                    3,947,114
                                               --------------
BROADCASTING/MEDIA-0.4%
AT&T Corp. - Liberty Media Corp.
   8.25%, 2/01/30..............         300           284,512
Clear Channel Communications, Inc.
   7.875%, 6/15/05.............         150           159,086
Liberty Media Corp.
   7.875%, 7/15/09 (c).........         150           153,873
News America Holdings, Inc.
   8.25%, 10/17/96.............          60            56,885
Time Warner, Inc.
   7.75%, 6/15/05..............         140           150,798
                                               --------------
                                                      805,154
                                               --------------
BUILDING/REAL ESTATE-0.1%
EOP Operating LP
   8.375%, 3/15/06.............          35            37,784
Meritage Corp.
   9.75%, 6/01/11..............         100           103,625
                                               --------------
                                                      141,409
                                               --------------
CABLE-0.4%
Charter Communications
   Holdings, Inc.
   10.00%, 5/15/11.............         200           204,500
Cox Communications, Inc.
   7.75%, 11/01/10.............         200           213,908
Shaw Communications, Inc.
   8.25%, 4/11/10..............         150           160,605
TCI Communications, Inc.
   6.375%, 5/01/03.............         100           102,792
                                               --------------
                                                      681,805
                                               --------------
COMMUNICATIONS-1.9%
AT&T Canada, Inc.
   7.65%, 9/15/06..............         400           261,205
AT&T Corp.
   8.00%, 11/15/31 (c).........         250           262,559
British Telecommunications Plc
   8.125%, 12/15/10............         700           776,322
Paramount Communications, Inc.
   7.50%, 7/15/23..............         300           297,166
Qwest Capital Funding, Inc.
   6.375%, 7/15/08.............         210           198,274
   7.90%, 8/15/10..............         200           203,783
Singapore Telecommunications
   Ltd.
   7.375%, 12/01/31 (c)........         250           255,568
Sprint Capital Corp.
   6.875%, 11/15/28............         350           322,596
   7.625%, 1/30/11.............         325           341,923
WorldCom, Inc.-WorldCom Group
   8.00%, 5/15/06 .............          85            90,564
   8.25%, 5/15/31 .............         400           424,031
                                               --------------
                                                    3,433,991
                                               --------------
COMMUNICATIONS-MOBILE-0.6%
AT&T Wireless Services, Inc.
   7.875%, 3/01/11 (c).........         500           535,382
PanAmSat Corp.
   6.125%, 1/15/05.............         250           226,630
TELUS Corp.
   7.50%, 6/01/07..............         200           210,707
Tritel PCS, Inc.
   10.375%, 1/15/11............         200           230,000
                                               --------------
                                                    1,202,719
                                               --------------
ENERGY-0.4%
Apache Finance PTY, Ltd.
   6.50%, 12/15/07.............         250           257,602
Conoco, Inc.
   5.90%, 4/15/04..............         150           155,865
Pemex Project Funding
   Master Trust
   9.125%, 10/13/10............         150           159,375
Union Pacific Resources
   Group, Inc.
   7.30%, 4/15/09..............         150           156,061
Yosemite Security Trust I
   8.25%, 11/15/04 (c).........          50             9,375
                                               --------------
                                                      738,278
                                               --------------
FINANCIAL-1.6%
American Re Corp. Cl.B
   7.45%, 12/15/26.............         140           146,153
Cho Hung Bank Co., Ltd.
   11.875%, 4/01/10 (c)........          80            87,600
Ford Motor Credit Co.
   6.00%, 1/14/03 .............         150           152,924
   7.875%, 6/15/10 ............         100           101,571
Goldman Sachs Group, Inc.
   6.65%, 5/15/09..............         200           204,233
Heller Financial, Inc.
   8.00%, 6/15/05..............         115           127,290
Household Finance Corp.
   6.375%, 10/15/11 ...........         400           387,697
   6.50%, 1/24/06 .............          75            76,939
   7.875%, 3/01/07 ............         150           161,349
Household Netherlands BV
   6.20%, 12/01/03.............         100           103,859
Lehman Brothers Holdings, Inc.
   6.625%, 4/01/04 ............         145           153,156
   7.875%, 8/15/10 ............         150           162,034
Markel Capital Trust I
   8.71%, 1/01/46..............         200           129,240

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                   Principal
                                    Amount
Company                              (000)       U.S. $ Value
-------------------------------------------------------------
Merrill Lynch & Co., Inc.
   6.00%, 2/17/09..............      $  500    $      498,621
Morgan Stanley Dean Witter & Co.
   5.625%, 1/20/04.............          75            77,670
   7.75%, 6/15/05..............         125           136,626
PXRE Capital Trust I
   8.85%, 2/01/27..............         250           130,810
The Hartford Financial
   Services, Inc.
   6.375%, 11/01/08............         125           126,750
                                               --------------
                                                    2,964,522
                                               --------------
FOOD/BEVERAGE-0.5%
Fosters Finance Corp.
   6.875%, 6/15/11 (c).........         200           206,180
Kellogg Co. Cl.B
   6.60%, 4/01/11..............         300           308,856
Phillip Morris Cos., Inc.
   7.75%, 1/15/27..............          90            93,573
Ralston Purina Co.
   8.625%, 2/15/22.............         300           375,801
                                               --------------
                                                      984,410
                                               --------------
HEALTHCARE-0.1%
HCA-The Healthcare Co.
   7.875%, 2/01/11.............         200           205,000
   8.75%, 9/01/10..............          50            54,250
                                               --------------
                                                      259,250
                                               --------------
INDUSTRIAL-0.3%
Continental Cablevision, Inc.
   9.00%, 9/01/08..............         300           340,241
Deere & Co.
   7.85%, 5/15/10..............         150           163,694
                                               --------------
                                                      503,935
                                               --------------
INSURANCE-0.7%
Loews Corp.
   6.75%, 12/15/06.............         100           101,932
Lumbermens Mutual Casualty
   9.15%, 7/01/26 (c)..........         150           139,158
SunAmerica, Inc.
   8.125%, 4/28/23.............       1,000         1,120,908
                                               --------------
                                                    1,361,998
                                               --------------
NON-AIR TRANSPORTATION-0.6%
CSX Corp.
   6.75%, 3/15/11..............         250           254,410
Union Pacific Corp.
   6.625%, 2/01/29.............         800           771,577
                                               --------------
                                                    1,025,987
                                               --------------
PAPER/PACKAGING-0.2%
Abitibi-Consolidated, Inc.
   8.30%, 8/01/05..............          25            26,590
Domtar, Inc.
   7.875%, 10/15/11............         250           260,461
                                               --------------
                                                      287,051
                                               --------------
PETROLEUM PRODUCTS-0.2%
Canadian Natural Resources, Ltd.
   6.70%, 7/15/11..............         300           291,741
                                               --------------
PUBLIC UTILITIES -
   ELECTRIC & GAS-1.8%
Calpine Corp.
   8.50%, 2/15/11..............         200           174,000
Dominion Resources Capital
   Trust III
   8.40%, 1/15/31..............         200           210,322
Dominion Resources, Inc.
   8.125%, 6/15/10.............         150           165,532
DPL, Inc.
   8.25%, 3/01/07..............         550           593,794
Elwood Energy LLC
   8.159%, 7/05/26 (b).........         250           234,537
FirstEnergy Corp. Series C
   7.375%, 11/15/31............         500           489,587
FPL Energy Virginia Funding Corp.
   7.52%, 6/30/19 (c)..........         300           303,433
Mission Energy Holding Co.
   13.50%, 7/15/08 (c).........         100           109,500
Nevada Power Co.
   8.25%, 6/01/11 (c)..........         200           212,686
Progress Energy, Inc.
   7.10%, 3/01/11..............         400           416,419
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09............         200           214,257
Yorkshire Power
   8.25%, 2/15/05 (c)..........         150           165,085
                                               --------------
                                                    3,289,152
                                               --------------
PUBLIC UTILITIES-TELEPHONE-0.3%
Bell Atlantic New Jersey, Inc.
   8.00%, 6/01/22..............         500           532,261
                                               --------------
RETAIL-0.3%
J.C. Penney Co., Inc.
   7.60%, 4/01/07..............         100            98,104
K Mart Funding Corp.
   9.44%, 7/01/18..............         150           102,352
Kohl's Corp.
   7.25%, 6/01/29..............         150           158,519
Toys R Us, Inc.
   7.625%, 8/01/11 (c).........         250           241,888
                                               --------------
                                                      600,863
                                               --------------
SOVEREIGN-0.1%
Quebec Province of Canada
   7.50%, 9/15/29..............         150           167,834
                                               --------------
SUPERMARKET/DRUG-0.2%
Delhaize America, Inc.
   9.00%, 4/15/31 (c)..........         300           360,644
                                               --------------

                                          Alliance Variable Products Series Fund
================================================================================

                                   Shares or
                                   Principal
                                    Amount
Company                              (000)       U.S. $ Value
-------------------------------------------------------------
MUNICIPAL OBLIGATION-0.4%
Dallas-Fort Worth Texas
   International
   7.07%, 11/01/24.............      $  400    $      409,956
Nextel Communications, Inc.
   9.375%, 11/15/09............         350           277,375
                                               --------------
                                                      687,331
                                               --------------
Total Corporate Debt Obligations
   (cost $24,278,048)..........                    24,691,731
                                               --------------
PREFERRED STOCK-0.1%
FINANCIAL-0.1%
Sovereign Real Estate Investor
   Trust (b)
   (cost $77,881)..............      90,000            89,325
                                               --------------
YANKEE BONDS-0.1%
YANKEE BONDS-0.1%
Imperial Tobacco Overseas BV
   7.125%, 4/01/09
   (cost $169,583).............      $  170    $      175,226
                                               --------------
SHORT-TERM INVESTMENT-4.9%
TIME DEPOSIT-4.9%
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $9,127,000)...........       9,127         9,127,000
                                               --------------
TOTAL INVESTMENTS-100.1%
   (cost $177,924,979).........                   184,821,262
Other assets less
   liabilities-(0.1%)..........                      (152,778)
                                               --------------
NET ASSETS-100%................                $  184,668,484
                                               ==============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b)   Security is in default and is non-income producing.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2001, the aggregate market value of these securities amounted to $5,279,041 or 2.9% of net assets.

(d)   Variable rate coupon, rate shown as of December 31, 2001.

      Glossary:

      ADR - American Depositary Receipt

      See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $177,924,979).............     $  184,821,262(a)
   Cash................................................................                931
   Collateral held for securities loaned...............................         13,346,550
   Dividends and interest receivable...................................          1,259,195
   Receivable for capital stock sold...................................            240,197
                                                                            --------------
   Total assets........................................................        199,668,135
                                                                            --------------
LIABILITIES
   Payable for collateral received on securities loaned................         13,346,550
   Payable for investment securities purchased.........................          1,449,700
   Advisory fee payable................................................             95,740
   Payable for capital stock redeemed..................................             14,747
   Accrued expenses....................................................             92,914
                                                                            --------------
   Total liabilities...................................................         14,999,651
                                                                            --------------
NET ASSETS.............................................................     $  184,668,484
                                                                            ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par...............................................     $       10,462
   Additional paid-in capital..........................................        175,638,318
   Undistributed net investment income.................................          3,559,572
   Accumulated net realized loss on investments........................         (1,436,151)
   Net unrealized appreciation of investments..........................          6,896,283
                                                                            ==============
                                                                            $  184,668,484
                                                                            ==============
Class A Shares
   Net assets..........................................................     $  183,098,442
                                                                            ==============
   Shares of capital stock outstanding.................................         10,372,782
                                                                            ==============
   Net asset value per share...........................................     $        17.65
                                                                            ==============
Class B Shares
   Net assets..........................................................     $    1,570,042
                                                                            ==============
   Shares of capital stock outstanding.................................             88,954
                                                                            ==============
   Net asset value per share...........................................     $        17.65
                                                                            ==============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $12,684,494 (see Note F).

      See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest...................................................................     $   3,425,621
   Dividends (net of foreign taxes withheld of $14,316).......................         1,290,081
                                                                                   -------------
   Total investment income....................................................         4,715,702
                                                                                   -------------
EXPENSES
   Advisory fee...............................................................           897,414
   Distribution fees--Class B..................................................              692
   Custodian..................................................................            94,701
   Administrative.............................................................            69,336
   Audit and legal............................................................            35,699
   Printing...................................................................            19,838
   Directors' fees............................................................             1,220
   Transfer agency............................................................               962
   Miscellaneous..............................................................             5,423
                                                                                   -------------
   Total expenses.............................................................         1,125,285
                                                                                   -------------
   Net investment income......................................................         3,590,417
                                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions...............................          (589,600)
   Net realized loss on foreign currency transactions.........................            (9,824)
   Net change in unrealized appreciation/depreciation of investments..........          (353,682)
                                                                                   -------------
   Net loss on investment and foreign currency transactions...................          (953,106)
                                                                                   -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS....................................     $   2,637,311
                                                                                   =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                             Year Ended           Year Ended
                                                                                             December 31,         December 31,
                                                                                                2001                  2000
                                                                                          =================     =================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income............................................................      $       3,590,417     $       2,210,946
   Net realized gain (loss) on investment and foreign currency transactions.........               (599,424)            3,318,416
   Net change in unrealized appreciation/depreciation of investments
      and foreign currency denominated assets and liabilities.......................               (353,682)            4,102,738
                                                                                          -----------------     -----------------
   Net increase in net assets from operations.......................................              2,637,311             9,632,100
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A.......................................................................             (2,234,141)           (1,673,146)
   Net realized gain on investments
      Class A.......................................................................             (3,254,079)           (5,117,607)
   Distributions in excess of net realized gain on investments
      Class A.......................................................................               (677,076)                   -0-
CAPITAL STOCK TRANSACTIONS
   Net increase.....................................................................             97,460,305            12,725,214
                                                                                          -----------------     -----------------
   Total increase...................................................................             93,932,320            15,566,561
NET ASSETS
   Beginning of period..............................................................             90,736,164            75,169,603
                                                                                          -----------------     -----------------
   End of period (including undistributed net investment income of
      $3,559,572 and $2,215,558, respectively)......................................      $     184,668,484     $      90,736,164
                                                                                          =================     =================

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Total Return Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to achieve a high return through a combination of current income and capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, merger transactions and recognition of bond premium, resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investments and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.

6. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

7. Change in Accounting Principle

As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $84,357 reduction in cost of investments and a corresponding $84,357 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $163,137, increase net unrealized appreciation of investments by $81,218, and increase net realized loss on investment transactions by $81,919. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .625% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $69,336 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, the Portfolio received no such waivers/reimbursements.

Broker commissions paid on investment transactions for the year ended December 31, 2001 amounted to $259,491, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $962 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Dis-

                                          Alliance Variable Products Series Fund
================================================================================

tributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations..................................    $  136,857,864
U.S. government and agencies.................................        35,900,454
Sales:
Stocks and debt obligations..................................    $   84,537,229
U.S. government and agencies.................................        12,589,833

At December 31, 2001, the cost of investments for federal income tax purposes was $179,353,066. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation................................    $   12,377,172
Gross unrealized depreciation................................        (6,908,976)
                                                                 --------------
Net unrealized appreciation..................................    $    5,468,196
                                                                 ==============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                         2001                  2000
                                                  =================     =================
Distributions paid from:
   Ordinary income............................    $       2,257,494     $       2,799,958
   Net long-term capital gains................            3,907,802             3,990,795
                                                  -----------------     -----------------
Total taxable distributions...................            6,165,296             6,790,753
                                                  -----------------     -----------------
Total distributions paid......................    $       6,165,296     $       6,790,753
                                                  =================     =================

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income .....................................     $       4,996,552

Undistributed long-term capital gains..............................               840,055
                                                                        -----------------
Accumulated Earnings...............................................             5,836,607
Accumulated capital and other losses...............................            (2,285,099)(a)
Unrealized appreciation/(depreciation).............................             5,468,196)(b)
                                                                        -----------------
Total accumulated earnings/(deficit)...............................     $       9,019,704
                                                                        =================

(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses of $2,285,099.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and tax amortization methods for premium and market discount.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. ("the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had loaned securities with a value of $12,684,494 and received cash collateral of $13,346,550. For the year ended December 31, 2001, the Portfolio received fee income $39,634 which is included in interest income in the accompanying statement of operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                             ---------------------------------------      ---------------------------------------
                                                              SHARES                                      AMOUNT
                                             ---------------------------------------      ---------------------------------------
                                                 Year Ended            Year Ended            Year Ended            Year Ended
                                                December 31,          December 31,          December 31,          December 31,
                                                    2001                  2000                  2001                  2000
                                             =================     =================      =================     =================
Class A
Shares sold.............................             5,276,804             1,071,089      $      94,753,113     $      18,551,854
Shares issued in reinvestment of
   dividends and distributions..........               339,125               395,732              6,165,296             6,790,753
Shares issued on connection with
   the acquisition of Brinson Series
   Trust Balanced Portfolio.............               704,488                    -0-            12,369,676                    -0-
Shares redeemed.........................              (986,886)             (724,311)           (17,390,546)          (12,617,393)
                                             -----------------     -----------------      -----------------     -----------------
Net increase............................             5,333,531               742,510      $      95,897,539     $      12,725,214
                                             =================     =================      =================     =================

                                             ---------------------------------------      ---------------------------------------
                                                              SHARES                                      AMOUNT
                                             ---------------------------------------      ---------------------------------------
                                              October 26, 2001*                           October 26, 2001*
                                               to December 31,                             to December 31,
                                                    2001                                        2001
                                             =================                            =================
Class B
Shares sold.............................                 1,114                            $          19,680
Shares issued on connection with
   the acquisition of Brinson Series
   Trust Balanced Portfolio.............                90,728                                    1,593,583
Shares redeemed.........................                (2,888)                                     (50,497)
                                             -----------------                            -----------------
Net increase............................                88,954                            $       1,562,766
                                             =================                            =================

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

--------------------------------------------------------------------------------
*     Commencement of distribution.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE J: Acquisition of Brinson Series Trust Balanced Portfolio

On October 26, 2001, the Portfolio acquired all the assets and liabilities, of the Brinson Series Trust Balanced Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Balanced Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 795,216 shares of the Portfolio for 1,750,377 shares of Brinson Series Trust Balanced Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust Balanced Portfolio immediately before the acquisition were $159,038,305 and $13,963,259 (including $105,721 net unrealized appreciation of investments), respectively. Immediately after the acquisition the combined net assets of the Portfolio amounted to $173,001,564.

TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      --------------------------------------------------------------------------
                                                                                      CLASS A
                                                      --------------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                      --------------------------------------------------------------------------
                                                         2001(a)         2000           1999           1998             1997
                                                      ===========     ===========    ===========    ===========      ===========
Net asset value, beginning of period ..............   $     18.01     $     17.49    $     18.06    $     16.92      $     14.63
                                                      -----------     -----------    -----------    -----------      -----------
Income From Investment Operations
Net investment income (b) .........................           .44             .48            .44            .41 (c)          .39(c)
Net realized and unrealized gain (loss)
   on investment and foreign
   currency transactions ..........................          (.01)           1.63            .70           2.36             2.62
                                                      -----------     -----------    -----------    -----------      -----------
Net increase in net asset value
   from operations ................................           .43            2.11           1.14           2.77             3.01
                                                      -----------     -----------    -----------    -----------      -----------
Less: Dividends and Distributions
Dividends from net investment income ..............          (.28)           (.39)          (.36)          (.29)            (.23)
Distributions from net realized gain on investments          (.42)          (1.20)         (1.35)         (1.34)            (.49)
Distributions in excess of net realized gain
   on investments .................................          (.09)             -0-            -0-            -0-              -0-
                                                      -----------     -----------    -----------    -----------      -----------
Total dividends and distributions .................          (.79)          (1.59)         (1.71)         (1.63)            (.72)
                                                      -----------     -----------    -----------    -----------      -----------
Net asset value, end of period ....................   $     17.65     $     18.01    $     17.49    $     18.06      $     16.92
                                                      ===========     ===========    ===========    ===========      ===========
Total Return
Total investment return based on
   net asset value (d) ............................          2.27%          12.52%          6.53%         16.99%           21.11%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........   $   183,098     $    90,736    $    75,170    $    59,464      $    42,920
Ratio to average net assets of:
   Expenses, net of waivers
     and reimbursements ...........................           .78%            .87%           .86%           .88%             .88%
   Expenses, before waivers
     and reimbursements ...........................           .78%            .87%           .86%           .95%             .88%
   Net investment income ..........................          2.50%           2.77%          2.48%          2.41%(c)         2.46%(c)
Portfolio turnover rate ...........................            71%            102%            91%            57%              65%

--------------------------------------------------------------------------------

See footnote summary on page 20.

TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                     -------------
                                                                                        CLASS B
                                                                                     -------------
                                                                                       October 26,
                                                                                       2001(a)(e)
                                                                                           to
                                                                                      December 31,
                                                                                          2001
                                                                                     =============
Net asset value, beginning of period................................................    $ 17.56
                                                                                        -------
Income From Investment Operations
Net investment income (b)...........................................................        .06
Net realized and unrealized gain on investment and foreign currency transactions....        .03
                                                                                        -------
Net increase in net asset value from operations.....................................        .09
                                                                                        -------
Net asset value, end of period......................................................    $ 17.65
                                                                                        =======
Total Return
Total investment return based on net asset value (d)................................        .51%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...........................................    $ 1,570
Ratio to average net assets of:
   Expenses.........................................................................       1.00%(f)
   Net investment income............................................................       1.80%(f)
Portfolio turnover rate.............................................................         71%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.02 and $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and $.02, and decrease the ratio of net investment income to average net assets from 2.61% to 2.50% for Class A and from 2.41% to 1.80% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distribution.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Total Return Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Total Return Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                /s/ Ernst & Young LLP

New York, New York
February 12, 2002

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designated $3,907,802 as long-term capital gain distributions during the taxable year ended December 31, 2001.

TOTAL RETURN PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

TOTAL RETURN PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                        PORTFOLIOS
                                                                                          IN FUND            OTHER
       NAME, ADDRESS,                           PRINCIPAL                                 COMPLEX        DIRECTORSHIPS
       AGE OF DIRECTOR                        OCCUPATION(S)                             OVERSEEN BY         HELD BY
     (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,                 President, Chief Operating Officer and                113                None
1345 Avenue of the Americas,          a Director of ACMC, with which he has
New York, NY 10105 (12)               been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                     Formerly an Executive Vice President and              88            Ecolab Incorp.;
P.O. Box 4623,                        the Chief Insurance Officer of the Equitable                        BP Amoco Corp.
Stamford, CT 06903 (10)               Life Assurance Society of the United States;
                                      Chairman and Chief Executive Officer
                                      of Evlico; a Director of Avon, Tandem
                                      Financial Group and Donaldson, Lufkin
                                      & Jenrette Securities Corporation. She is
                                      currently a Director of Ecolab Incorporated
                                      (specialty chemicals) and BP Amoco
                                      Corporation (oil and gas).

David H. Dievler,#+ 72,               Independent consultant. Until December 1994,          94                 None
P.O. Box 167,                         Senior Vice President of ACMC responsible
Spring Lake, New Jersey               for mutual fund administration. Prior to joining
07762 (12)                            ACMC in 1984, Chief Financial Officer of
                                      Eberstadt Asset Management since 1968. Prior
                                      to that, Senior Manager at Price Waterhouse
                                      & Co. Member of American Institute of
                                      Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,                 Consultant. Currently, President of the Board         91                 None
P.O. Box 12,                          of Save Venice, Inc. (preservation organization).
Annandale, New York                   Formerly a Senior Advisor from June 1999-
12504 (10)                            June 2000 and President from December 1989-
                                      May 1999 of Historic Hudson Valley
                                      (historic preservation). Previously,
                                      Director of the National Academy of
                                      Design. During 1988-92, Director and
                                      Chairman of the Audit Committee of ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

TOTAL RETURN PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

                                                                                        PORTFOLIOS
                                                                                          IN FUND            OTHER
       NAME, ADDRESS,                           PRINCIPAL                                 COMPLEX        DIRECTORSHIPS
       AGE OF DIRECTOR                        OCCUPATION(S)                             OVERSEEN BY         HELD BY
     (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,          Investment Adviser and an independent                 110                None
Room 100,                             consultant. Formerly Senior Manager of
2 Greenwich Plaza,                    Barrett Associates, Inc., a registered
Greenwich, Connecticut                investment adviser, with which he had been
06830 (12)                            associated since prior to 1997. Formerly
                                      Deputy Comptroller of the State of New
                                      York and, prior thereto, Chief Investment
                                      Officer of the New York Bank for Savings.

Clifford L. Michel,#+ 62,             Senior Counsel of the law firm of Cahill              91             Placer Dome, Inc.
St. Bernard's Road,                   Gordon & Reindel, with which he has been
Gladstone, New Jersey                 associated since prior to 1997. President
07934 (10)                            and Chief Executive Officer of Wenonah
                                      Development Company (investments) and
                                      a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,             Senior Counsel of the law firm of Orrick,             103                None
98 Hell's Peak Road,                  Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)             Formerly a senior partner and a member of
                                      the Executive Committee of that firm. Member
                                      of the Municipal Securities Rulemaking
                                      Board and a Trustee of the Museum of the
                                      City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

TOTAL RETURN PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

            NAME,                                                        PRINCIPAL
          ADDRESS,*               POSITION(S)                        OCCUPATION DURING
          AND AGE               HELD WITH FUND                        PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------------
John D. Carifa, 56            Chairman & President              See biography above.

Kathleen A. Corbet, 42        Senior Vice President             Executive Vice President of ACMC, with which she
                                                                has been associated since prior to 1997.

Alfred L. Harrison, 64        Senior Vice President             Vice Chairman of ACMC, with which he has been
                                                                associated since prior to 1997.

Wayne D. Lyski, 60            Senior Vice President             Executive Vice President of ACMC, with which
                                                                he has been associated with since prior to 1997.

Andrew Aran, 44               Vice President                    Senior Vice President of ACMC, with which he
                                                                has been associated since prior to 1997.

Frank Caruso, 45              Vice President                    Senior Vice President of Shields/ACMC, with
                                                                which he has been associated since prior to 1997.

Paul C. Rissman, 45           Vice President                    Senior Vice President of ACMC, with which he has
                                                                been associated since prior to 1997.

Edmund P. Bergan, Jr., 51     Secretary                         Senior Vice President and the General Counsel
                                                                of Alliance Fund Distributors, Inc. (AFD) and
                                                                Alliance Global Investor Services Inc. ("AGIS"),
                                                                with which he has been associated since prior
                                                                to 1997.

Mark D. Gersten, 51           Treasurer and Chief               Senior Vice President of AGIS, with which he
                              Financial Officer                 has been associated since prior to 1997.

Thomas R. Manley, 50          Controller                        Vice President of ACMC, with which he has been
                                                                associated since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.